October 29, 2021

BNY MELLON INVESTMENT FUNDS IV, INC.

- BNY Mellon Bond Market Index Fund

Supplement to Current Summary Prospectus and Prospectus

The following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Nancy Rogers, CFA and Gregg Lee, CFA are the fund's primary portfolio managers, positions they have held since February 2010 and October 2021, respectively. Ms. Rogers is a managing director and Head of Fixed Income Index portfolio management at Mellon Investments Corporation (Mellon), an affiliate of BNYM Investment Adviser. Mr. Lee is a senior portfolio manager and director at Mellon. Ms. Rogers and Mr. Lee also are employees of BNYM Investment Adviser.

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The following information supersedes and replaces the information in the third paragraph in the section "Fund Details – Management" in the prospectus:

Nancy Rogers, CFA and Gregg Lee, CFA are the fund's primary portfolio managers, positions they have held since February 2010 and October 2021, respectively. Ms. Rogers is a managing director and Head of Fixed Income Index portfolio management at Mellon. She has been employed by Mellon or a predecessor company of Mellon since 1987, and by BNYM Investment Adviser since October 2007. Mr. Lee is a senior portfolio manager and director of Mellon. He has been employed by Mellon or a predecessor company of Mellon since 1989, and by BNYM Investment Adviser since October 2021. Ms. Rogers and Mr. Lee manage the fund in their capacity as employees of BNYM Investment Adviser.

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October 29, 2021

BNY MELLON INVESTMENT FUNDS I

BNY Mellon International Equity Fund ("BNYMIEF")

BNY MELLON INVESTMENT FUNDS IV, INC.

BNY Mellon Bond Market Index Fund ("BNYMBMIF")

Supplement to Current Statement of Additional Information

The following information supplements the information contained in the section of the Statement of Additional Information entitled "Certain Portfolio Manager Information":

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed
Yuko Takano[1]	3	$877.7M	6	$296.9M	10	$1.3B
Gregg Lee[1]	1	$1B	34	$20.7B	24	$16.8B

[1]	Because Ms. Takano and Mr. Lee became primary portfolio managers of BNYMIEF and BNYMBMIF, respectively, as of October 29, 2021, their information is as September 30, 2021.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Yuko Takano	None	N/A	N/A
Gregg Lee	None	N/A	N/A

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund’s last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned
Yuko Takano[1]	BNYMIEF	None
Gregg Lee[1]	BNYMBMIF	$0 - $10,000

[1]	Because Ms. Takano and Mr. Lee became primary portfolio managers of BNYMIEF and BNYMBMIF, respectively, as of October 29, 2021, their information is as September 30, 2021.

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